MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

SSgA Growth ETF Portfolio

(collectively, the “Portfolios”)

SUPPLEMENT DATED DECEMBER 19, 2014 TO

PROSPECTUSES DATED APRIL 28, 2014

Effective immediately, the following changes are made to the prospectuses of the Portfolios, each a series of Met Investors Series Trust.

In the Portfolio Summary of each Portfolio’s prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Daniel P. Farley, CFA, a Senior Managing Director of SSgA FM and the Chief Investment Officer for SSgA’s Investment Solutions Group (“ISG”), Timothy J. Furbush, CFA, CMT, a Vice President of SSgA FM and a Senior Portfolio Manager in SSgA’s ISG, and Michael Martel, a Vice President of SSgA FM and Head of Portfolio Management for the Americas in SSgA’s ISG, have managed the Portfolio since 2008, 2010 and 2014, respectively.

In the section entitled “Additional Information About Management—The Subadviser” in each Portfolio’s prospectus, the disclosures are deleted in their entirety and replaced with the following:

SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Subadviser to the Portfolio. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2013, SSgA FM had approximately $334.95 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of December 31, 2013, SSgA had approximately $2.34 trillion in assets under management.

The Portfolio is managed by SSgA’s ISG. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Daniel P. Farley, CFA, Timothy J. Furbush, CFA, CMT, and Michael Martel.

Mr. Farley is a Senior Managing Director of SSgA FM and SSgA, and the Chief Investment Officer for SSgA’s ISG. In this role, he is responsible for the management and development of asset allocation strategies for institutional clients worldwide. His responsibilities include the design and management of Liability Driven Investments, tactical asset allocation and overlay strategies.

He is a member of SSgA’s Senior Leadership Team. Prior to his current role, he was the Head of the US MACS team. Mr. Farley joined SSgA in 1992.

Mr. Furbush is a Vice President of SSgA FM and SSgA and a Senior Portfolio Manager in SSgA’s ISG. He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Prior to his current role, Mr. Furbush worked for SSgA’s Intermediary Business Group as a Research Analyst providing value added research, educational tools and practice management services to financial advisers. Before rejoining SSgA in 2007, Mr. Furbush spent a year at Fidelity Investments as a Research Analyst on their Consultant Relations Team.

Mr. Martel is a Vice President of SSgA FM and Head of Portfolio Management for the Americas in SSgA’s ISG. Since joining SSgA FM in 1994 and ISG in 1998, Mr. Martel’s experience includes aligning assets with long and short-term investment objectives, tactically allocating amongst asset classes to enhance returns, and leading the ISG exposure management efforts in North America. In addition, Mr. Martel oversees the continued development of proprietary portfolio management systems and assists in ongoing research efforts. Prior to joining SSgA, Mr. Martel worked for the Mutual Funds Division of State Street Corporation. He has been working in the investment management field since 1992.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE